SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:                                                  25-Oct-02

New Century Mortgage Securities, Inc.
(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF FEBRUARY 1, 2002, PROVIDING FOR THE ISSUANCE OF
ASSET BACKED PASS-THROUGH CERTIFICATES,
SERIES 2002-1)

New Century Home Equity Loan Trust, Series 2002-1
(Exact name of registrant as specified in its charter)

Delaware                           333-72880
(State or Other                    (Commission
Jurisdiction of                    File Number)
Incorporation)

33-0852169
(I.R.S. Employer
Identification
Number)

18400 Von Karman, Suite 1000
Irvine, CA                                 92612
(Address of Principal                (Zip Code)
Executive Offices)

Registrant's telephone number: (949) 863-7243

Item 5.  Other Events

      On   25-Oct-02  a scheduled distribution was made
from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
25-Oct-02The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters
(2) current Commission policy in the area.

A.       Monthly Report Information:
         See Exhibit No.1

B.       Have any deficiencies occurred?   NO.
                      Date:
                      Amount:

C.       Item 1: Legal Proceedings:NONE

D.       Item 2: Changes in SecuritNONE

E.Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.       Item 5: Other Information - Form 10-Q, Part II -
         Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

         Exhibit No.

1. Monthly Distrib Rep dated:                                    25-Oct-02

NEW CENTURY HOME EQUITY LOAN TRUST
ASSET BACKED PASS-THROUGH CERTIFICATES
SERIES 2002-1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                                               10/25/02



Class         Beg Bal         Prin       Losses      End Bal
A         147,486,540    4,675,755            0  142,810,785
M-1        12,415,000            0            0   12,415,000
M-2        11,423,000            0            0   11,423,000
M-3         9,435,000            0            0    9,435,000
M-4           497,000            0            0      497,000
CE          3,972,996            0            0    3,972,996
P                 100            0            0          100
R                   0            0            0            0
Total     185,229,636    4,675,755            0  180,553,880


                                                                     Next
Class        Cusip             Int        Total         Rate         Rate
A          64352VCC3       262,250    4,938,005      2.13375%     2.15000%
M-1        64352VCD1        27,041       27,041      2.61375%     2.63000%
M-2        64352VCE9        30,592       30,592      3.21375%     3.23000%
M-3        64352VCF6        29,986       29,986      3.81375%     3.83000%
M-4        64352VCG4         1,724        1,724      4.16375%     4.18000%
CE         6435299A0       775,689      775,689      5.85083%
P          6435299B8       126,424      126,424            NA
R             N/A                0            0
Total                    1,253,706    5,929,461

AMOUNTS PER $1,000 UNIT

Class            Prin          Int        Total       Losses      End Bal
A           29.059826     1.629881     30.68971     0.000000   887.569280
M-1          0.000000     2.178125      2.17812     0.000000  1000.000000
M-2          0.000000     2.678125      2.67812     0.000000  1000.000000
M-3          0.000000     3.178125      3.17813     0.000000  1000.000000
M-4          0.000000     3.469799      3.46980     0.000000  1000.000000
CE           0.000000   195.240295    195.24029     0.000000  1000.000000
P            0.000000   1264237.60   1264237.60     0.000000  1000.000000

Servicing Fee                                                77,179

P&I ADVANCES
Total Advances                                                  1,215,876
*P&I Advances are on Loans Delinquent on the Determiniation Date.

BALANCES AS OF:                                                   10/25/02
Stated Prin Bal of Mtge Loans (excluding REOs)                180,106,562
Stated Prin Bal of REO Properties                                 447,318

MORTGAGE LOAN CHARACTERISTICS
                                                    Beginning       Ending
Number of Loans                                           548          534
Agg Prin Balance                                  185,229,636  180,553,880

Wghtd Avg Rem Term to Maturity                                         351
Beg Wghtd Avge Mortgage Rate                                      8.64511%

DELINQ INFORMATION                               Unpaid Prin  Stated Prin
                                      Number             Bal          Bal
30-59 days                              7          1,636,233    1,633,646
60-89                                   4          1,284,286    1,281,555
90+                                     4          1,728,370    1,721,437
Fcls                                    21         5,476,347    5,461,709
Bankruptcies                            3            243,645      243,061
Bkcy 60+ Delq                           3            243,645      243,061
*Note:  In accordance with the Master Servicer,
           the Delq Info relates to the Prepayment Period.

REO INFORMATION
Loans that became REO properties in the preceding calendar month:

                                   Loan                  UPB   Stated Bal






Total Book Value of REO Properties:                               460,233


Aggregate Amount of Principal Prepayments
Curtailments                                                        9,952
Payments in Full                                                4,243,545
 Liquidation Proceeds                                             175,377
Total                                                           4,428,874

Prepayment Charges                                                126,424
REO Principal Amortization                                            165

Realized Losses that were incurred during the related Prepayment Period
Total Realized Losses                                             127,434
Which Include:
Bankruptcy Losses                                                       0
Cumulative Realized Losses                                        127,434

Extraordinary Trust Fund Expenses withdrawn from the Collection
Account or Distribution Account that caused a reduction of the
Available Distribution Amount:                                          0

CERTIFICATE FACTOR
                                                               Certificate
                                                                    Factor
Class A                                                         0.88756928
Class M-1                                                       1.00000000
Class M-2                                                       1.00000000
Class M-3                                                       1.00000000
Class M-4                                                       1.00000000
Class CE                                                        0.90893152


INTEREST DISTRIBUTION AMOUNTS


                                                     Interest    Interest
                                                 DistributionCarry Forward
Class                                                  Amount       Amount
A                                                    262,250            0
M-1                                                   27,041            0
M-2                                                   30,592            0
M-3                                                   29,986            0
M-4                                                    1,724            0
CE                                                   775,689            NA
TOTAL                                              1,127,282            0

         Reduction from the Allocation of:
                                                   Prepayment   Relief Act
                                        Realized     Interest     Interest
Class                                     Losses   Shortfalls   Shortfalls
A                                             0            0            0
M-1                                           0            0            0
M-2                                           0            0            0
M-3                                           0            0            0
M-4                                           0            0            0
CE                                      127,434            0            0
TOTAL                                   127,434            0            0

PPIS not covered by the Servicer                                        0

Relief Act Interest Shortfall                                           0

Required Overcollateralized Amount                              3,972,996
Credit Enhancement Percentage                                    20.90401%

Overcollateralization Increase Amount                                   0

Overcollateralization Reduction Amount                                  0

LOSS  SEVERITY  %
                 Loan       Loss %                      Loan       Loss %
                539465       42.08%




AGGREGATE  LOSS  SEVERITY  %                                       42.084%

PERFORMANCE MEASURES
Net Monthly Excess Cash Flow                                      903,123

Delinquency Percentage                                            5.07055%

Stepdown Date Occurrence                                                NO
Trigger Event Occurrence                                                NO

Net WAC Rate Carryover Amount
                                                      Current       Amount
                                                 Net WAC Rate      Unpaid
                                                 Carryforward        After
Class                                                  AmountDistributions
A                                                          0            0
M-1                                                        0            0
M-2                                                        0            0
M-3                                                        0            0
M-4                                                        0            0
TOTAL                                                      0            0


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

New Century Mortgage Securities, Inc.


         By: /s/ Eve Kaplan
         Name:  Eve Kaplan
         Title: Vice President
         U.S. Bank National Association

Dated:        10/25/02